SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2025

iQSTEL Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 8 – OTHER EVENTS

Item 8.01 – Other Events

On March 19, 2025, iQSTEL Inc. (the “Company”) signed a non-binding memorandum of understanding (“MOU”) with Craig Span (the “Seller”) to set forth the preliminary terms and mutual understanding between the parties regarding the Company’s potential purchase a 51% equity interest in GlobeTopper, LLC, a Delaware limited liability company (the “GlobeTopper”) held by the Seller, subject to the negotiation and execution of a definitive Purchase Agreement. The parties have agreed to execute the Purchase Agreement no later than July 1, 2025, or sooner.

Under the MOU, in exchange for the 51% interest in the GlobeTopper, the Company proposes paying $700,000 to the Seller with $200,000 in cash over a period set forth in a schedule extending to September 1, 2025, and $500,000 in common stock of the Company with a share price calculated at a 20% discount to the Volume Weighted Average Price (VWAP) over the five days preceding execution of a definitive Purchase Agreement.

Further under the MOU, the Company will pay performance bonuses in 2025 and 2026 based on EBITDA growth of GlobeTopper in shares of common stock of the Company using the same discounted VWAP formula above.

To support GlobeTopper’s growth, the MOU provides that the Company will provide up to $1,200,000 in structured financing across 24 months after execution, disbursed in monthly installments of $50,000, contingent upon meeting quarterly financial targets.

To ensure stability and operational continuity, the Seller will continue to serve as CEO to GlobeTopper, and 2 of the 3 board members will be selected by the Company.

The foregoing description is qualified in its entirety by reference to the MOU, a copy of which is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

On March 21, 2025, we issued a press release announcing the MOU. A copy of the press release is furnished herewith as Exhibit 99.2 hereto and is incorporated herein by reference.

SECTION 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Memorandum of Understanding, dated March 19, 2025
99.2	Press Release, dated March 19, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias
Chief Executive Officer

Date March 21, 2025

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